EXECUTIVE EMPLOYMENT AGREEMENT
                         ------------------------------

     THIS EXECUTIVE EMPLOYMENT AGREEMENT (the "Agreement") dated as of August 9, 1996 (the "Execution Date"), is entered into by and among SHERIDAN HEALTHCORP, INC., a Florida corporation (the "Company"); SHERIDAN HEALTHCARE, INC., a Delaware corporation (the "Parent"); and, MICHAEL F. SCHUNDLER (the "Executive").

                             PRELIMINARY STATEMENTS

   1. The Company is in the business of providing a full range of medical services to health care facilities, including but not limited to, medical offices, hospitals and ambulatory surgical centers located in southern Florida, through physicians and other health care providers duly licensed under the laws of the State of Florida.

   2.   Executive  has  extensive   experience  in   managing   the   day-to-day
administrative and operational functions of corporations.

   3. The Company desires to employ Executive as Chief Operating Officer and Executive desires to be employed by the Company as its Chief Operating Officer, on this Agreement's terms and conditions.

   4. The Company's   Board of Directors, or an appropriate designated committee of the Board, has duly approved the execution of this Agreement.

   In consideration of the parties' mutual promises and covenants contained in this Agreement, the parties agree as follows:

                                    AGREEMENT

     1. EFFECTIVENESS OF AGREEMENT. This Agreement shall become effective as of July 15, 1996 (the "Commencement Date").

     2. EMPLOYMENT. Subject to the provisions contained in this Agreement, the Company shall employ the Executive as its Chief Operating Officer, and the Executive agrees that he will be employed as the Chief Operating Officer of the Company, upon the terms and conditions of this Agreement.

     3. TERM OF EMPLOYMENT. Subject to the provisions contained in this Agreement, the term of the Executive's employment pursuant to this Agreement shall commence on the Commencement Date and shall expire on June 30, 2001. The period during which the Executive serves as an executive of the Company in accordance with and subject to the provisions of this Agreement shall be the "Term of Employment".

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   4.    EMPLOYMENT DUTIES.

            (a) During the Term of Employment, the Executive shall: (i) serve as an employee of the Company with the title and responsibilities of Chief Operating Officer or similar title and responsibilities reasonably determined by the Board of Directors; (ii) perform all other duties and responsibilities as may be determined by the Board of Directors of the Company consistent with the Executive's title and position as an executive officer of the Company; (iii) upon request of the Board of Directors of the Company, shall serve as an officer and/or director of the Company, the Parent and any of their subsidiaries and Affiliates (as defined below); and, (iv) render all services reasonably incident to the foregoing. The Executive shall report directly to the Company's Chief Executive Officer. The Executive agrees during his employment under this Agreement to use his best efforts in, and shall devote his full working time, attention, skill and energies to the advancement of the interests of the Company, the Parent and their subsidiaries and Affiliates (as defined below) and to the performance of his duties and responsibilities under this Agreement.

            (b) In performing his duties under this Agreement, the Executive shall comply with and follow all reasonable policies, standards, rules and regulations established by the Company from time to time and shall be bound by and comply with the terms and conditions of other agreements to which the Company is a party.

            (c) In performing his duties under this Agreement, the Executive agrees not to unlawfully discriminate against anyone on the basis of to race, color, creed, sex, age, religion or health status.

            (d) During and subsequent to the Term of Employment, the Executive agrees that he shall immediately notify the Company of any and all incidents, unfavorable occurrences, notices or claims made arising out of his services during the Term of Employment as soon as he becomes aware of this information and shall cooperate in any investigation and in the defense of any and all incidents, unfavorable occurrences, notices and claims.

            (d) During and subsequent to the Term of Employment, the Executive shall assign, account and pay to the Company all accounts receivable, compensation and any other form of remuneration due from or paid by any source other than the Company attributable to services he has rendered in his professional capacity on behalf of the Company, the Parent or any of their subsidiaries or Affiliates during the Term of Employment or sums which come into his possession which are attributable to the services of other employees of the Company, the Parent or any of their subsidiaries or Affiliates, including but not limited to, fees for medical services, teaching, lecturing, consulting, research, court testimony and publication of articles of a professional nature (collectively the "Company Receivables"). Executive appoints the Company as his or her attorney in fact to execute, deliver and/or endorse checks, applications for payments, insurance claim forms or other instruments or documents, convenient or required in the exclusive discretion of the Company to fully collect, secure and realize all sums due in respect to services provided during

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the Term of Employment.  This power of attorney is coupled with an interest,  is irrevocable and shall survive the expiration or termination of this Agreement for a time period without limitation. All Company Receivables shall be the sole property of the Company. In no event shall the Executive be entitled to any portion of the Company Receivables, or the proceeds from Company Receivables, during the Term of Employment or after the termination of this Agreement, whether or not Company Receivables may have been derived in any way from the performance of the Executive pursuant to the terms of this Agreement. Medical and/or business expense reimbursements received by Executive pursuant to any formal plan of the Company shall not be considered a Company Receivable for purposes of this Section.

   5.       COMPENSATION.

            (a) During the Term of Employment, the Company shall pay the Executive as compensation for the performance of his duties under this Agreement, a salary at an annual rate of Two Hundred Thousand Dollars
($200,000.00) per annum during the Term of Employment. The salary may be adjusted annually by the Board of Directors in its discretion to reflect the market rate for senior executives with skills, experience and responsibilities comparable to the skills, experience and responsibilities of the Executive in Southern Florida in the county and municipality in which the Executive works, provided that any adjustment shall be consistent with the Company's practices for all of its senior executives as in effect from time to time and the salary not be lower than Two Hundred Thousand Dollars ($200,000.00) per annum. The Executive's salary shall be subject to withholding under applicable law and shall be payable in period installments in accordance with the Company's usual practice for its senior executives, as in effect from time to time.

            (b) The Executive shall be eligible for an annual incentive bonus determined by the Board of Directors of the Company to reward his contributions to the ongoing success of the Company.

   6.       BENEFITS.

            (a) During the Term of Employment, the Executive shall be entitled to participate in or benefit from any and all pension, profit sharing, dental and/or life insurance plans (collectively, the "Benefits") as may be in effect from time to time for senior executives of the Company. The Executive's participation shall be subject to: (i) the terms of the applicable plan documents; (ii) policies of the Company generally applicable to senior executives; and, (iii) the discretion of the Board of Directors of the Company or any administrative or other committee provided for in or contemplated by those plans, including discretion with respect to creation, maintenance and continuation of particular benefits, plans and arrangements.

            (b) The Company shall promptly reimburse the Executive for all reasonable business expenses incurred by the Executive during the Term of Employment in accordance with the Company's practices for senior executives of the Company, as in effect from time to time.

            (c) During the Term of Employment, the Executive shall be entitled to accrue paid five (5) weeks paid vacation time during each calendar year of employment under this Agreement and ten (10) paid sick days each calendar year of employment under this Agreement. Vacation and sick days shall be used within the calendar year in which they accrue, and vacation time shall only be used at the times and intervals mutually agreed upon between Executive and the Company. The Executive shall not be entitled to any additional compensation for any unused vacation and sick days. For purposes of this Section 6(c), the term "calendar year" shall mean the one year period commencing on January 1 and ending on December 31 of each year during the Term of Employment, pro-rated for partial years.

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     7.  TERMINATION  OF  EMPLOYMENT  OF  THE  EXECUTIVE.  During  the  Term  of
Employment, this Agreement may be terminated as follows:

            (a) At any time by the mutual consent of the Executive and the Company. Upon termination of this Agreement pursuant to this Section 7(a), all obligations of the Company under this Agreement shall immediately terminate, other than those obligations with respect to earned but unpaid salary.

            (b) At any time for cause by the Company, upon delivery of written notice to the Executive. For purposes of this Agreement, a termination shall be for cause if the Board of Directors of the Company reasonable determines that:

               (i) the Executive has committed an act of fraud, embezzlement, misappropriation or breach of fiduciary duty against the Company or has been convicted by a court of competent jurisdiction or has plead guilty or nolo contendere to any felony; or,

               (ii) the Executive has committed a material breach of any of the covenants, terms or provisions of Sections 8, 9, or 11 of this Agreement; or,

               (iii) the Executive has substantially failed to perform his duties under this Agreement, including by committing a material breach of any of the covenants, terms or provisions of this Agreement (other than Sections 8, 9 or 11), which failure or breach has not been remedied within a reasonable time specified by the Company that is not less than thirty (30) days after delivery of written notice of that failure or breach to the Executive by the Company; or,

               (iv) the  Executive  has  breached his  obligations  contained in
          Section 12 of this Agreement.

               Upon termination for cause as provided in this Section 7(b): (i) all obligations of the Company under this Agreement shall immediately terminate, other than those obligations with respect to earned but unpaid salary; and, (ii) the Company shall have any and all rights and remedies under this Agreement and applicable law.

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               (c)  Upon  the  Executive's  death or  permanent  disability  (as defined below) continuing for a period of one hundred eighty (180) days. For the purposes of this Agreement, "permanent disability" or "permanently disabled" is defined as the inability of the Executive, by reason of injury, illness or similar cause, to perform a major part of the duties and responsibilities which the Executive had been performing pursuant to this Agreement prior to the date of disability in connection with the conduct of the business and affairs of the Company.

               Upon termination in the event of the Executive's death or permanent disability as provided in this Section 7(c), the rights and obligations of the parties shall be as described in Section 7(e), provided that in the case of the Executive's death, any payments shall be made to the Executive's estate.

               (d) At any time by the Executive upon ninety (90) days prior written notice to the Company. Upon termination of this Agreement pursuant to this Section 7(d), all obligations of the Company under this Agreement shall immediately terminate, other than those obligations with respect to earned but unpaid salary.

               (e) At any time without cause (as defined in Section 7(b)) by the Company upon written notice to the Executive of not less than thirty
          (30) days. In the event of termination of the Executive by the Company pursuant to this Section 7(e), the Company shall: (i) pay the Executive the Executive's salary according to the terms of Section 5(a) of this Agreement from the date of termination through a date that is twelve (12) months from the date of termination; and, (ii) continue the Executive's benefits as provided in Section 6 of this Agreement from the effective date of termination through a date that is twelve (12) months from the date of that termination. Payment of the amounts contemplated by this Section 7(e) is agreed by the parties to this Agreement to be in full satisfaction and compromise of any claims arising out of any termination of the Executive's employment pursuant to this Section 7(e).

               (f) Upon written notice by the Executive upon the continuation of any of the following (without the Executive's written consent) after written notice by the Executive to the Company and the failure by the Company to remedy that event within thirty (30) days after receipt of the notice: (i) the Company has failed to pay the Executive the salary provided for in Section 5(a); (ii) the Company fails to make available to the Executive any benefit plan or compensation plan (including any pension, profit sharing, life insurance, health, accidental death or dismemberment or disability plan) that has been made available generally to the senior executives of the Company or reduces the Benefits to which the Executive is entitled so that they are not at least equivalent in nature to those Benefits available at that time to the employees of the Company generally, provided that nothing in this
          Section 7(f) shall be construed to mean that the Company shall be constrained in any manner from amending or eliminating any benefit or compensation plan as it is applied to the Executive and other senior executives of the Company generally; (iii) the principal offices of the Company are moved and the Executive is required to move, in order to fulfill his duties and obligations under this Agreement, to a location outside Broward County in the State of Florida; (iv) after an unrelated third party, either through a merger, stock acquisition or other business combination in an extraordinary transaction, acquires and exerts control over the Company or the Parent (a "Change in
          Control")  in  a  manner  which  results  in  a  material   change  in

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          Executive's  duties or  compensation,  and Executive has remained with the Company at least six (6) months  after the Change in  Control;  or
          (v) the Company has substantially failed to perform its obligations under this Agreement, including by committing a material breach of any of the covenants, terms or provisions of this Agreement or by assigning to the Executive duties which significantly differ from those contemplated by this Agreement, which failure or breach has not been remedied within a reasonable time specified by the Executive that is not less than thirty (30) days after delivery of written notice by the Executive to the Company. The notice of default by the Executive to the Company in accordance with the foregoing sentence shall specify the default by the Company and shall specify the Company a reasonable time, not less than thirty (30) days, to conform its performance to its obligations under this Agreement. The Executive shall have no right of termination under this Section 7(f) in the event the relevant
          default  is  cured  within  the  relevant   period.   The  rights  and
          obligations of the parties to this Agreement  shall be as described in
          Section 7(e) in the event of any termination.

               (g) Upon the expiration of the Term of Employment as described in
          Section 3 of this  Agreement.  Upon any  termination  as  provided  in
          Section 7(g), all obligations of the Company under this Agreement shall immediately terminate, other than those obligations with respect to earned but unpaid salary.

   8.       NON-COMPETITION.

               (a) Except as provided below, during the Term of Employment and for the Non-Competition Period (as defined below), the Executive shall not, without the express written consent of the Company, directly or indirectly, engage in any activity which is, or participate or invest in or assist (whether as owner, part-owner, stockholder, partner, director, officer, trustee, employee, agent, independent contractor, or consultant, or in any other capacity) any Competitive Enterprise (as defined below), except that the Executive may make passive investments in a Competitive Enterprise, the shares of which are publicly traded, if that investment constitutes less than one percent of the equity of that enterprise. Without implied limitation, the foregoing covenant shall include hiring or attempting to hire for or on behalf of any Competitive Enterprise any officer or other employee of the Company or any Affiliate of the Company, encouraging any officer or employee to terminate his or her relationship or employment with the Company or any Affiliate of the Company, soliciting for or on behalf of any Competitive Enterprise any client or customer of the Company or any Affiliate of the Company, and diverting to any Person (as defined below) any client or business opportunity of the Company or any Affiliate of the Company.

               (b) The term "Non-Competition Period" shall mean the period commencing on the last days of employment pursuant to this Agreement and ending on the earliest of : (i) the date the Company's Board of Directors elects in its sole discretion; or, (ii) the first anniversary of the last day of the Term of Employment.

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               (c) For purposes of this Section 8, the term "Person"  shall mean an individual, a corporation, an association, a partnership, an estate, a trust and any other entity or organization. The term "Affiliate" shall mean, as to any Person: (i) each direct or indirect subsidiary of that Person; (ii) each other Person of which that Person is a direct or indirect subsidiary; and, (iii) each other direct or indirect subsidiary of that other Person. The term "Competitive Enterprise" shall mean any Persons, the activities, products or services of which: (i) are competitive with the activities, products or services of the Company, the Parent, or any of their subsidiaries or Affiliates; and, (ii) include the: (A) provision of medical services, including without limitation, the provision of anesthesia services, pain management services, emergency room services, primary medical care services and radiology services; (B) provision of services in the area of managed care, third party payors, provider networks, IPAs, TPAs, PHOs, MSOs, HMOs, capitation pools, and other similar arrangements (collectively, the "Payor Services"); or, (C) provision of administrative services for medical services and Payor Services, including without limitation, quality assurance services,
          utilization   management  services,   billing  services,   recruitment
          services and medical management information services.

               (d) In furtherance and not in limitation of the foregoing restrictions, during the Term of Employment and the Non-Competition Period, the Executive shall not devote any time to consulting, lecturing or engaging in other self-employment or employment activities without the prior written consent of the Company.

     9. BUSINESS OPPORTUNITIES. The Executive agrees, while he is employed by the Company, to offer or otherwise make known or available to the Company, the Parent, or any of their subsidiaries or Affiliates, as directed by the Company and without additional compensation or consideration, any business prospects, contracts or other business opportunities that he may discover, find, develop or otherwise have available to him in any field in which the Company is engaged, and further agrees that any prospects, contracts or other business opportunities shall be the property of the Company.

   10.      REPRESENTATIONS AND WARRANTIES OF EXECUTIVE.

               (a) The  Executive  represents  and warrants to the Company that:
          (i) the Executive is able to enter into and perform all duties under this Agreement; (ii) the Executive is in good physical and mental health and does not suffer from any illness or disability which could prevent him from fulfilling his responsibilities under this Agreement;
          (iii) the Executive is not a party to or bound by any agreement, arrangement or understanding that would interfere with, hinder or conflict with the performance of his duties under this Agreement; and,
          (iv) none of the representations or warranties made by Executive in this Agreement or in any interviews, references, resumes or curricula vitae submitted to the Company or in any insurance applications or any other applications submitted to any third party in connection with this Agreement, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary in order to make the statements or provisions in this Agreement not misleading or incomplete.

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               (b) The Executive agrees to immediately notify the Company of any fact or circumstance which occurs or is discovered during the Term of Employment, which in itself or with the passage of time and/or the combination with other reasonably anticipated factors does render or will render any of these representations and warranties to be untrue.

   11.      CONFIDENTIALITY.

            (a) The Executive acknowledges that as a result of the Executive's employment with the Company, the Executive has and will necessarily become informed of, and have access to, certain valuable and confidential information of the Company, the Parent and their subsidiaries and Affiliates, including, without limitation, trade secrets, technical information, plans, lists of patients, data, records, fee schedules, computer programs, manuals, processes, methods, intangible rights, contracts, agreements, licenses, personnel information and the identity of health care providers (collectively, the "Confidential Information"), and that the Confidential Information, even though it may be contributed, developed or acquired in whole or in part by Executive, is the Company's exclusive property to be held by Executive in trust and solely for the Company's benefit. Accordingly, except as required by law or for the performance of Executive's duties under this Agreement, the Executive shall not, at any time, either during or subsequent to the Term of Employment, use, reveal, report, publish, copy, transcribe, transfer or otherwise disclose to any person, corporation or other entity, any of the Confidential Information without the prior written consent of the Company, except to officers and employees of the Company and other persons who are in a contractual or fiduciary relationship with the Company and except for information which legally and legitimately is or becomes of general public knowledge from authorized sources other than the Executive.

            (b) Upon the termination of this Agreement, the Executive shall promptly deliver to the Company all Company property and possessions, including all drawings, manuals, letters, notes, notebooks, reports, copies, deliverable Confidential Information and all other materials relating to the Company's business which are in the Executive's possession or control.

   12. SUBSTANCE ABUSE POLICY. It is the Company's policy (the "Policy") that none of its employees shall use or abuse any controlled substances at any time (other than those medications lawfully prescribed by a medical doctor in a reasonable diagnosis and which do not interfere with the Executive's capacity to perform his obligations under this Agreement) or be under the influence of alcohol or be affected by the use of alcohol during the time period required to perform their duties and obligations under any employment agreements. Company and Executive both acknowledge and agree that the purpose of this Policy is for the benefit of the Company, the Executive and the individuals whom they serve.

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            In compliance with this Policy, Executive agrees to submit to random drug testing immediately upon the Company's request. Testing may include, but shall not be limited to, the taking of blood and urine samples and utilization of gas chromatography. In the event that a positive test result is reached indicating a violation of the Company's Policy, Executive may, at his own expense and subject to the supervision and approval of the Company of the manner and testing facilities utilized, elect to have a second drug test performed, at a time which is no longer than two days after the initial positive results were received by the Company and the Executive. The Company may, in its sole and absolute discretion, terminate Executive for cause pursuant to Section 10(c) of this Agreement in the event either: (i) a positive test result is received in the initial drug test and Executive fails to exercise his or her option for a second test in the manner provided for in this Section; or, (ii) positive test results are received from both tests. In the event that the second test result is negative, the Company may, at any time, retest Executive pursuant to the terms of this Section.

   13. SPECIFIC PERFORMANCE; SEVERABILITY. It is specifically understood and agreed that the event of a breach by the Executive of any of the provisions of this Agreement (including without limitation, Sections 8, 9 or 12 and the obligations referred to and incorporated in this Agreement) is likely to result in irreparable injury to the Company, that the remedy at law alone will be an inadequate remedy for any breach and in addition to any other remedy it may have, the Company shall be entitled to enforce the specific performance of this Agreement by the Executive through both temporary and permanent injunction relief and through any other appropriate equitable relief, without the necessity of showing or proving actual damages. If any provision of this Agreement is held for any reason to be invalid, illegal or unenforceable in any respect, including without limitation, geographic scope, duration or functional coverage, that invalidity, illegality or unenforceability shall not affect the validity, legality and enforceability of any other provision of this Agreement; this Agreement shall be construed as if that invalid, illegal or unenforceable provision had been limited or modified (consistent with its general intent) to the extent necessary to make it valid, legal and enforceable, or if it shall not be possible to limit or modify the invalid, illegal or unenforceable provision or part of a provision, then this Agreement shall be construed as if that invalid, illegal or unenforceable provision or part of a provision had ever been contained in this Agreement.

     14. NOTICES. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally or mailed by certified or registered mail, return receipt requested, addressed as follows:




               To the Company:        Sheridan Healthcorp, Inc.
                                      4651 Sheridan Street,  Suite 400
                                      Hollywood, FL  33021
                                      (954) 987-5822
                                      ATTN:  Jay A. Martus, Esq.
                                             Vice President and General Counsel

               To the Executive:      Mr. Michael F. Schundler
                                      1163 Fairlake Trace
                                      No. 1511
                                      Fort Lauderdale, Florida 33326

               15.     MISCELLANEOUS.

               (a) SURVIVAL. The provisions of Sections 7, 8, 10, 11, 13, and 15 shall survive the termination of this Agreement for a time period without limitation.

               (b) ENTIRE AGREEMENT; Waiver. This Agreement contains the entire understanding of the parties and merges and supersedes any prior or contemporaneous agreements between the parties relating to this Agreement's subject matter. This Agreement may not be modified or terminated orally, and no modification, termination or attempted waiver of any of the provisions shall be binding unless in writing and signed by the party against whom it is sought to be enforced; provided however, that the Executive's compensation may be increased at any time by the Company without in any way affecting any of the other terms and conditions of this Agreement, which in all other respects shall remain in full force and effect. Failure of a party to enforce one or more of the provisions of this Agreement or to require at any time performance of any of the obligations under this Agreement shall not be construed to be a waiver of any provisions by a party nor to in any way affect the validity of this Agreement or a party's right to enforce any provision of this Agreement, nor to preclude a party from taking any other action at any time which it would legally be entitled to take.

               (c) MERGERS AND CONSOLIDATION; Successors and Assigns. Executive shall not have the right to assign or delegate this personal service Agreement, or any of his rights or obligations under this Agreement, without the Company's consent. The Company may freely assign and delegate all of its rights and duties under this Agreement. Except as otherwise provided in Section 7(f)(iv), the parties each agree that upon the sale of all or substantially all of the assets, business and goodwill of the Company or all or substantially all of the stock of the Company to another company or any other entity, or upon the merger or consolidation of the Company with another company or any other entity, this Agreement shall inure to the benefit of, and be binding upon, both Executive and the Company and any entity purchasing the assets, business, goodwill or stock or surviving merger or consolidation.

               (d) ADDITIONAL ACTS. Executive and the Company each agrees to execute, acknowledge and deliver all further instruments, agreements or documents and do all further acts that are necessary or expedient to carry out this Agreement's intended purposes.

               (f) HEADINGS. The headings of the paragraphs of this Agreement have been inserted for convenience of reference only and shall in no way restrict or otherwise affect the construction of the terms or provisions of this Agreement. References in this Agreement to Sections are to the sections of this Agreement.

               (g) CONSTRUCTION. This Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing this Agreement to be drafted, including any presumption of superior knowledge or responsibility based upon a party's business or profession or any professional training, experience, education or degrees of any member, agent, officer or employee of any party. If any words in this Agreement have been stricken out or otherwise eliminated (whether or not any other words or phrases have been added) and the stricken words initialed by the party against whom the words are construed, this Agreement shall be construed as if the words so stricken out or otherwise eliminated were never included in this Agreement and no implication or inference shall be drawn from the fact that those words were stricken out or otherwise eliminated.

               (h) COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

               (i) GOVERNING LAW. This Agreement is made and executed and shall be governed by the laws of the State of Florida, without regard to its conflicts of laws principles.

               (j) NO THIRD PARTY BENEFICIARIES. All obligations of the Company under this Agreement are imposed solely and exclusively for the benefit of Executive, and no other person will have standing to enforce, be entitled to or be deemed to be the beneficiary of any of these obligations.

               (l) LITIGATION; PREVAILING PARTY. In the event of any arbitration or litigation, including appeals, with regard to this Agreement, the prevailing party shall be entitled to recover from the non-prevailing party all reasonable fees, costs, and expenses of counsel (at pre-trial, trial and appellate levels) for the prevailing party.

     16. JURISDICTION; VENUE; INCONVENIENT FORUM; JURY TRIAL. ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, OR ANY JUDGMENT ENTERED BY ANY COURT IN RESPECT TO THIS AGREEMENT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF FLORIDA OR IN THE U.S. DISTRICT COURT FOR THE SOUTHERN DISTRICT OF FLORIDA IN BROWARD COUNTY, AND THE PARTIES ACCEPT THE EXCLUSIVE PERSONAL JURISDICTION OF THOSE COURTS FOR THE PURPOSE OF ANY SUIT, ACTION OR PROCEEDING. IN ADDITION, THE PARTIES KNOWINGLY, INTENTIONALLY AND IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH THEY MAY NOW OR LATER HAVE TO THE LAYING
OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY JUDGMENT ENTERED BY ANY COURT BROUGHT IN THE STATE OF FLORIDA, AND FURTHER, KNOWINGLY, INTENTIONALLY AND IRREVOCABLY WAIVE ANY CLAIM THAT ANY SUIT, ACTION OR PROCEEDING BROUGHT IN THE STATE OF FLORIDA HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH

PARTY WAIVES ALL RIGHTS TO ANY TRIAL BY JURY IN ALL LITIGATION RELATING TO OR ARISING OUT OF THIS AGREEMENT.

     Each of the parties have duly executed this Agreement as of the Execution Date.

                                           COMPANY:
                                           SHERIDAN HEALTHCORP, INC.,
                                           a Florida corporation



Date:                                       By:
     -------------------                         ---------------------------
                                                 Mitchell Eisenberg,President


                                            PARENT:

                                            SHERIDAN HEALTHCARE, INC.,
                                            a Delaware corporation



Date:                                        By:
     -------------------                          ---------------------------
                                                  Mitchell Eisenberg,President


                                             EXECUTIVE:

                                             MICHAEL F. SCHUNDLER



Date:                                        By:
     -------------------                          ---------------------------
                                                  Michael F. Schundler